[LETTERHEAD]



Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re:  Newcourt Receivables Asset Trust, Series 1996-1
Re:  Newcourt Receivables Asset Trust, Series 1996-2
Re:  Newcourt Receivables Asset Trust, Series 1996-3


1) The Monthly Servicer Certificate for the Collection Period ended March 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 15th day of May, 1998.

Newcourt Credit Group Inc., as Servicer



By: /s/ Daniel A. Jauernig
    --------------------------------------
    Daniel A. Jauernig
    Chief Financial Officer

cc: Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts

                                                                                                                       Master Trust
                                                                       Collection       Reserve      Cash Collateral   Distribution
                                                                         Account        Account           Account         Account
------------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                     0.00   2,230,431.07     1,182,113.38            0.00
Investment Earnings                                                       45,045.11      10,473.18         5,281.93
Deposit to Collections                                                         0.00                            0.00
Withdraw in Excess of Required Balance                                                                    (8,071.13)

Collection Account

Collections [4.3 a]                                                   14,569,445.35
Add: Servicer Advances [4.3 b]                                           821,864.65
Add: Liquidation Proceeds from Servicer                                        0.00

Less: Collections to reimburse Servicer Advances [4.3 c]              (1,571,158.36)

Less:Investment Earnings to   Newcourt [4.2 e]                           (45,045.11)    (10,473.18)       (5,281.93)
------------------------------------------------------------------------------------------------------------------------------------

Available Amount                                                     (13,820,151.64)                                   13,820,151.64


Payments on Payment Date

  (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                             0.00

  (B)     Servicing Fee [4.3 d ii]                                      (111,521.55)                                      111,521.55

  (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                             0.00

  (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                   13,708,630.09

      (1) Class A Interest [4.3 d iv A]                               (1,074,153.88)

      (2) Class B Interest [4.3 d iv B]                                  (81,275.85)

      (3) Class A Principal [4.3 d iv C]                             (11,927,517.03)

      (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
          Repayment Newcourt Advance                                           0.00    (124,532.07)

      (5) Class C Interest [4.3 d iv E]                                  (99,992.65)

      (6) Class B Principal [4.3 d iv F]                                (262,845.34)

      (7) Class C Principal [4.3 d iv G]                                (262,845.34)

      (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00

      (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00

     (10) Pay to Hedging Counterparty [4.3 d iv J]    0.00                     0.00

     (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

          Subtotal                                                             0.00

Distributions to Noteholders                                         (13,820,151.64)                                      111,521.55

Ending Balance                                                                 0.00   2,105,899.00     1,174,042.25             0.00


                                                                                                        April 1998

                                                                      Series 1996-1   Series 1996-2  Series 1996-3
--------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

Collection Account

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer

Less: Collections to reimburse Servicer Advances [4.3 c]

Less:Investment Earnings to   Newcourt [4.2 e]
--------------------------------------------------------------------------------------------------------------------

Available Amount


Payments on Payment Date

  (A)     Unreimbursed Servicer Advances [4.3 d i]

  (B)     Servicing Fee [4.3 d ii]

  (C)     Amount owed to Hedging Counterparty [4.3 d iii]

  (D)     Series Available Amount to each Series of Notes [4.3 d iv] 2,686,706.04   5,461,065.20   5,560,858.85

      (1) Class A Interest [4.3 d iv A]                                220,381.35     392,633.53     461,139.00

      (2) Class B Interest [4.3 d iv B]                                 18,763.66      29,641.35      32,870.84

      (3) Class A Principal [4.3 d iv C]                             2,632,325.39   4,435,559.01   4,859,632.63

      (4) Deposit Reserve Account [4.3 d iv D]                               0.00           0.00           0.00
          Repayment Newcourt Advance

      (5) Class C Interest [4.3 d iv E]                                 22,551.28      36,245.78      41,195.59

      (6) Class B Principal [4.3 d iv F]                                61,224.39     103,605.34      98,015.61

      (7) Class C Principal [4.3 d iv G]                                61,224.39     103,605.34      98,015.61

      (8) Class A Accelerated Principal Payment [4.3 d iv H]                 0.00           0.00           0.00

      (9) Class B Accelerated Principal Payment [4.3 d iv I]                 0.00           0.00           0.00

     (10) Pay to Hedging Counterparty [4.3 d iv J]    0.00                   0.00           0.00           0.00

     (11) Class C Accelerated Principal Payment [4.3 d iv K]                 0.00           0.00           0.00

          Subtotal

Distributions to Noteholders                                         3,016,470.46   5,101,290.35   5,590,869.28

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                              April 1998


PRIOR MONTH'S SERIES ADCB RECONCILIATION               SERIES 1996-1         SERIES 1996-2          SERIES 1996-3
----------------------------------------               -------------         --------------        --------------
   Previous Period Current Month Series ADCB           46,157,440.61          80,095,628.88        102,691,686.88
   Less:  Previous Period's Prepayments                 1,023,705.96           1,724,931.95          2,157,910.18
   Less:  Previous Period's Defaults                      205,181.02             353,510.45            436,409.47

   Prior Month Series ADCB (reported this period)      44,928,553.63          78,017,186.48        100,097,367.23


CLASS A INTEREST SCHEDULE                              SERIES 1996-1         SERIES 1996-2         SERIES 1996-3
----------------------------------------               -------------         --------------        --------------
   Opening Class A Principal Balance                   38,948,102.42          68,582,275.42         88,680,576.44
   Class A Interest Rate                                       6.79%                  6.87%                 6.24%
   30/360*Class A Interest Rate                                0.57%                  0.57%                 0.52%
   Current Class A Interest  Distribution                 220,381.35             392,633.53            461,139.00
   Prior Class A Interest Arrearage                             0.00                   0.00                  0.00

   Class A Interest Due                                   220,381.35             392,633.53            461,139.00


CLASS A PRINCIPAL SCHEDULE                             SERIES 1996-1         SERIES 1996-2         SERIES 1996-3
----------------------------------------               -------------         -------------         --------------
   Opening Class A Principal Balance                   38,948,102.42         68,582,275.42          88,680,576.44
   Prior Months Series ADCB                            44,928,553.63         78,017,186.48         100,097,367.23
   Current Months Series ADCB                          43,397,943.79         75,427,052.99          97,646,976.93
                          Difference                    1,530,609.84          2,590,133.49           2,450,390.30
                          Class A Share                       92.00%                92.00%                 92.00%
                          Scheduled Principal Due       1,408,161.05          2,382,922.81           2,254,359.08

   Current Prepayments                                  1,032,025.64          1,717,634.20           2,184,663.98
   Current Defaults                                       192,138.70            335,002.00             420,609.57

                          Class A Total Due             2,632,325.39          4,435,559.01           4,859,632.63

   Prior Class A Arrearage                                      0.00                  0.00                   0.00

   Class A Principal Due                                2,632,325.39          4,435,559.01           4,859,632.63

   Class A Principal Distribution                       2,632,325.39          4,435,559.01           4,859,632.63

   Current Class A Arrearage                                    0.00                  0.00                   0.00

   Interim Class A Principal Balance
     after Current Distribution                        36,315,777.03         64,146,716.41          83,820,943.81

   Accelerated Class A Distribution Amount                      0.00                  0.00                   0.00

   Ending Class A Principal Balance
     after Current Distribution                        36,315,777.03         64,146,716.41          83,820,943.81


CLASS B INTEREST SCHEDULE                              SERIES 1996-1         SERIES 1996-2         SERIES 1996-3
----------------------------------------               -------------         -------------         --------------
   Opening Class B Principal Balance                    2,990,225.47          4,717,455.46           5,708,395.40
   Class B Interest Rate                                       7.53%                 7.54%                  6.91%
   30/360*Class B Interest Rate                                0.63%                 0.63%                  0.58%
   Current Class B Interest  Distribution                  18,763.66             29,641.35              32,870.84
   Prior Class B Interest Arrearage                             0.00                  0.00                   0.00

   Class B Interest Due                                    18,763.66             29,641.35              32,870.84


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                              April 1998


CLASS B PRINCIPAL SCHEDULE                             SERIES 1996-1         SERIES 1996-2          SERIES 1996-3
                                                       -------------         --------------        --------------

   Opening Class B Principal Balance                    2,990,225.47          4,717,455.46            5,708,395.40
   Prior Months Series ADCB                            44,928,553.63         78,017,186.48          100,097,367.23
   Current Months Series ADCB                          43,397,943.79         75,427,052.99           97,646,976.93
                          Difference                    1,530,609.84          2,590,133.49            2,450,390.30
                          Class B Share                        4.00%                 4.00%                   4.00%
                          Scheduled Principal Due          61,224.39            103,605.34               98,015.61

   Current Prepayments                                          0.00                  0.00                    0.00
   Current Defaults                                             0.00                  0.00                    0.00


                          Class B Total Due                61,224.39            103,605.34               98,015.61

   Prior Class B Arrearage                                      0.00                  0.00                    0.00

   Class B Principal Due                                   61,224.39            103,605.34               98,015.61

   Class B Principal Distribution                          61,224.39            103,605.34               98,015.61

   Current Class B Arrearage                                    0.00                  0.00                    0.00

   Interim Class B Principal Balance after
     Current Distribution                               2,929,001.08          4,613,850.12            5,610,379.79

   Accelerated Class B Distribution Amount                      0.00                  0.00                    0.00

   Ending Class B Principal Balance after
     Current Distribution                               2,929,001.08          4,613,850.12            5,610,379.79


CLASS C INTEREST SCHEDULE

   Opening Class C Principal Balance                    2,990,225.47          4,717,455.46            5,708,395.40
   Class C Interest Rate                                       9.05%                 9.22%                   8.66%
   30/360*Class C Interest Rate                                0.75%                 0.77%                   0.72%
   Current Class C Interest  Distribution                  22,551.28             36,245.78               41,195.59
   Prior Class C Interest Arrearage                             0.00                  0.00                    0.00
   Class C Default Rate                                       10.05%                10.22%                   9.66%
   30/360*Class C Interest Default Rate                        0.84%                 0.85%                   0.81%
   Interest on Interest Arrearage                               0.00                  0.00                    0.00

   Class C Interest Due                                    22,551.28             36,245.78               41,195.59

   Class C Interest Paid                                   22,551.28             36,245.78               41,195.59
   Class C Interest Arrearage                                   0.00                  0.00                    0.00


CLASS C PRINCIPAL SCHEDULE

   Opening Class C Prinicpal Balance                    2,990,225.47          4,717,455.46            5,708,395.40
   Prior Months Series ADCB                            44,928,553.63         78,017,186.48          100,097,367.23
   Current Months Series ADCB                          43,397,943.79         75,427,052.99           97,646,976.93
                          Difference                    1,530,609.84          2,590,133.49            2,450,390.30
                          Class C Share                        4.00%                 4.00%                   4.00%
                          Scheduled Principal Due          61,224.39            103,605.34               98,015.61

   Prior Class C Arrearage                                      0.00                  0.00                    0.00

   Class C Principal Due                                   61,224.39            103,605.34               98,015.61

   Class C Principal Distribution                          61,224.39            103,605.34               98,015.61

   Current Class C Arrearage                                    0.00                  0.00                    0.00

   Interim Class C Principal Balance after
     Current Distribution                               2,929,001.08          4,613,850.12            5,610,379.79

   Accelerated Class C Distribution Amount                      0.00                  0.00                    0.00

   Ending Class C Principal Balance after
     Current Distribution                               2,929,001.08          4,613,850.12            5,610,379.79

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                              April 1998


SERVICING FEE SCHEDULE
   Contract Pool ADCB                                   223,043,107.34
   Servicing Rate                                                 0.60%
   Monthly Servicing Rate                                         0.05%
   Prior Servicing Fee Arrearage                                  0.00
   Current Servicer Fee                                     111,521.55
   Servicer Fee Due                                         111,521.55
   Current Servicing Fee Arrearage                                0.00


RESERVE ACCOUNT SCHEDULE                               RESERVE ACCOUNT    SERIES 1996-1    SERIES 1996-2    SERIES 1996-3
------------------------                               ---------------    -------------    -------------    -------------
   Prior Month Balance                                    2,230,431.07
   Series ADCB                                          210,589,899.62
   Required Balance (Series ADCB * 1.00%)                 2,105,899.00
   Current Period Draw on Reserve                                 0.00
   Required Deposit to Reserve Account                                             0.00             0.00             0.00
   Actual Deposit to Reserve Account                                               0.00             0.00             0.00
   Newcourt Advance Released from Reserve Account          (124,532.07)
   Ending Reserve Account Balance                         2,105,899.00


CASH COLLATERAL ACCOUNT SCHEDULE
--------------------------------

   Prior Month Balance                                    1,182,113.38
   Required Balance                                       1,174,042.25
   Withdraw from Cash Collateral Account                     (8,071.13)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                     April 1998

Restricting Event Calculations


     (1)     Event of Default under the Servicing Agreement (Yes/No)      no

         (a) ADCB Delinquencies
             3 Month Rolling Avg. ADCB                               223,934,728

             Delinquency Ratio                                             0.77%

             Maximum Delinquency Ratio                                     2.00%

         (b) Annualized ADCB Defaulted Contracts Ratio                     0.38%

             Maximum Default Ratio                                         1.00%

         (c) Reserve plus APB Subordination                               no

         (d) Restricting Event under any Indenture                        no



Portfolio Performance Tests
                                        1 month prior   2 months prior   3 months prior   4 months prior   5 months prior
                             Current:      (yes/no)         (yes/no)         (yes/no)         (yes/no)        (yes/no)
     Event of Default:          no            no               no               no               no              no


                                                                           Monthly         Weighted
Delinquencies                          Delinquencies           ADCB      Delinquency        Average
    0
          2 months prior                   1,866,046    238,171,178            0.78%              0.28%
          1 month prior                    1,705,924    223,043,107            0.76%              0.25%
          Current                          1,627,309    210,589,900            0.77%              0.24%
                                                                               -----              -----
                                                                               0.77%              0.77%
             Delinquency Ratio:                                                0.77%
             Maximum Delinquency Ratio:                                        2.00%

                                                                                               Monthly
Charge-Offs                                             Charge-Offs             ADCB           Defaults
                                                        -----------             ----           --------
    0
          5 months prior                                     94,633      279,231,275              0.03%
          4 months prior                                    138,212      264,754,764              0.05%
          3 months prior                                     84,627      250,069,655              0.03%
          2 months prior                                     49,639      238,171,178              0.02%
          1 month prior                                      63,291      223,043,107              0.03%
          Current                                            33,945      210,589,900              0.02%
                                                            -------    -------------              -----
                                                            464,347    1,465,859,879              0.03%



          Average ADCB                                                                      244,309,980
          Annualized Maximum Charge-Off Ratio:                                                    1.00%
          1% of Average ADCB                                                                  2,443,100
          Sum of Charge-Offs * 2                                                                928,694
          Annualized Charge-Off Ratio:                                                            0.38%

Series 1996-1 Enhancement Floor
    0
          Enhancement Floor                                                                   2,925,889

          Amounts on deposit in the Reserve Account                                           2,105,899
          Series Allocation Percentage                                                           19.60%
          ADCB less Aggregate Principal Amount
            of Class A Notes                                                                  5,858,002
                                                                                              ----------
                                                                                              6,270,730

Series 1996-2 Enhancement Floor
    0
          Enhancement Floor                                                                   4,152,983

          Amounts on deposit in the Reserve Account                                           2,105,899
          Series Allocation Percentage                                                           39.84%
          ADCB less Aggregate Principal Amount
            of Class A Notes                                                                  9,227,700
                                                                                             -----------
                                                                                             10,066,621

Series 1996-3 Enhancement Floor
    0
          Enhancement Floor                                                                   4,602,054

          Amounts on deposit in the Reserve Account                                           2,105,899
          Series Allocation Percentage                                                           40.56%
          ADCB less Aggregate Principal Amount
            of Class A Notes                                                                 11,220,760
                                                                                             -----------
                                                                                             12,075,010

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules   April 1998


CERTIFICATE FACTORS
                                                          Series 1996-1    Series 1996-2    Series 1996-3

                                 CUSIP #                     #65118YAA5       #65118YAD9       #65118YAG2
       CLASS A

       Current  A Balance                                    36,315,777       64,146,716       83,820,944
       Initial A Balance                                    119,656,814      169,810,862      188,172,873

       Certificate Factor:                                  0.303499448      0.377753906      0.445446479
       Principal Factor (per thousand):                    21.998959374     26.120584707     25.825362352
       Interest Factor (per thousand):                      1.841778522      2.312181476      2.450613591


                                 CUSIP #                     #65118YAB3       #651184AE7       #65118YAH0
       CLASS B

       Current B Balance                                      2,929,001        4,613,850        5,610,380
       Initial B Balance                                      5,202,470        7,383,081        8,181,429

       Certificate Factor:                                  0.563002013      0.624922054      0.685745704
       Principal Factor (per thousand):                    11.768331197     14.032805613     11.980255527
       Interest Factor (per thousand):                      3.606682979      4.014767025      4.017738222


                                 CUSIP #                     #65118YAC1       #651184AF4       #65118YAJ6
       CLASS C

       Current C Balance                                      2,929,001        4,613,850        5,610,380
       Initial C Balance                                      5,202,470        7,383,081        8,181,429

       Certificate Factor:                                  0.563002013      0.624922054      0.685745704
       Principal Factor (per thousand):                    11.768331197     14.032805613     11.980255527
       Interest Factor (per thousand):                      4.334725621      4.909302793      5.035256066




DELINQUENCIES

                                                                                                  Monthly
                                                           Delinquencies        ADCB           Delinquencies
                                                           -------------        ----           -------------
        Current                                             200,054,683      210,589,900           95.00%
        31-60 Days Past Due                                   8,907,908      210,589,900            4.23%
        61-90 Days Past Due                                   1,627,309      210,589,900            0.77%